                                                                    Exhibit 32.2

                                  CERTIFICATION

         In connection with the quarterly  report of New Century Equity Holdings
Corp.  (the "Company") on Form 10-Q for the quarter ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof, I, John P.
Murray, Chief Financial Officer of the Company,  certify,  pursuant to 18 U.S.C.
ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

(1)      The Form 10-Q report for the quarter ended  September  30, 2006,  filed with the Securities and Exchange Commission on November 20, 2006, fully complies  with  the  requirements  of  Section  13(a)  or  15(d) of the
         Securities Exchange Act of 1934; and

(2)      The information contained in the Form 10-Q report for the quarter ended
         September  30, 2006 fairly  presents,  in all  material  respects,  the financial  condition and results of  operations  of New Century  Equity
         Holdings Corp.

By: /s/ John P. Murray                               Date: November 20, 2006
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John P. Murray
Chief Financial Officer